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                                                                     EXHIBIT 4.1

                         X10 Wireless Technology, Inc.

            NUMBER                                         SHARES

             XTEN-

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR CERTAIN DEFINITIONS
    THE STATE OF DELAWARE

                                                      CUSIP 98385W 10 8

This Certifies that



is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE OF $.001 EACH, OF
                         X10 WIRELESS TECHNOLOGY, INC.

(the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

          Wade A. Pfeiffer                        Alexander E. Peder

                 SECRETARY                                 PRESIDENT


                                     Countersigned and Registered:

                                         COMPUTERSHARE TRUST COMPANY, INC.
                                                  Lakewood, Colorado

                                                                  Transfer Agent
                                                                   and Registrar

                                                            Authorized Signature
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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or restrictions:

TEN COM -               as tenants in common
TEN ENT -               as tenants by the entireties
JT TEN -                as joint tenants with right of survivorship and not as
                        tenants in common
UNIF GIFT MIN ACT - ____________ Custodian ___________
                       (Cust)                (Minor)
                    under Uniform Gifts to Minors Act __________
                                                        (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated                           X
     -------------------------  ------------------------------------------------
                                X
                                ------------------------------------------------
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
                                WHATEVER.

Signature Guaranteed:

By
  -----------------------------
THE SIGNATURE MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15.